Exhibit 21

Ownership Chart: Molex Incorporated

Molex Incorporated
Delaware,

Cardell Corporation
Michigan,
Percentage Ownership Interest 100%

Molex (India) Private Limited
India,
Equity Shares 0.000004%

Molex India Tooling PVT Limited
India,
Equity Shares 1.999982%

Molex International, Inc.
Delaware,
Percentage Ownership Interest 100%

Molex Brazil Ltda
Brazil,
Common 96.180396%

Molex CV Holdings, Inc.
Delaware,
Percentage Ownership Interest 100%

Molex Automotive SARL
France,
Common 23.5%

MI European Holdings CV
Netherlands,
Percentage Ownership Interest 99%

Molex European Holdings BV
Netherlands,
Common 100%

Molex Zetronic S.r.l. Unico Socio
Italy,
Percentage Ownership Interest 100%

Molex Interconnect GmbH
Netherlands,
Common 100%

Molex Interconnect
Denmark,
Percentage Ownership Interest 100%

Molex B.V.
Netherlands,
Common 100%

Molex Deutschland GmbH
Germany,
Common 100%

Molex Ireland Ltd.
Ireland,
Common 100%

“Molex” Limited Liability Company
Ukraine,
Percentage Ownership Interest 49%

Molex Slovakia a.s.
Slovakia,
Common 100%

Molex Sp. z.o.o.
Poland,
Percentage Ownership Interest 98%

“Molex” Limited Liability Company
Ukraine,
Percentage Ownership Interest 51%

Molex (India) Private Limited
India,
Equity Shares 9.999976%

Molex Micron Private Limited
India,
Ordinary 71%

Molex India Tooling PVT Limited
India,
Equity Shares 49%

Automotive Connectors India Private Ltd.
India,
Equity Shares 99.9998%

Molex (Malaysia) Sdn. Bhd.
Malaysia,
Percentage Ownership Interest 100%

Woodhead de Mexico S.A. de C.V.
Mexico,
Common 0.000002%

Molex de Mexico S.A. de C.V.
Mexico,
Ordinary 99.999348%

Molex Elektronik GmbH (INACTIVE)
Germany,
Common 0%

Molex GmbH
Germany,
Percentage Ownership Interest 100%

S-Team Elektronik GmbH
Germany,
Percentage Ownership Interest 49.36%

Molex GmbH (INACTIVE)
Germany,
Percentage Ownership Interest 0%

Molex Automotive SARL
France,
Common 76.5%

Molex Electronics Ltd.
United Kingdom,
Common 100%

Molex Premise Networks Limited
United Kingdom,
Common 100%

Molex Far East-South Management Pte. Ltd.
Singapore,
Common 100%

MEC International Pte. Ltd.
Singapore,
Percentage Ownership Interest 29%

Molex Singapore Pte. Ltd.
Singapore,
Ordinary 100%
Reedeemable preference shares 100%

Molex Interconnect (Chengdu) Co., Ltd.

China,
Common 100%

Molex Singapore Global Processing Pte. Ltd.
Singapore,
Percentage Ownership Interest 100%

Molex-Tean
China,
Percentage Ownership Interest 25%

Molex Interconnect (Shanghai) Co. Ltd.
Shanghai,
Common 100%

Molex Hong Kong/China Ltd.
Hong Kong,
Percentage Ownership Interest 100%

Molex Taiwan Ltd.
Taiwan,
Common 99.999653%

Land Win Electronic Corp.
Taiwan,
Common 20%

Molex Copper Flex Products Asia, Inc.
Taiwan,
Percentage Ownership Interest 100%

Molex (Thailand) Ltd.
Thailand,
Common 95.275%

Molex-Japan Co., Ltd.
Japan,
Common 100%

Molex (Dalian) Co. Ltd.
China,
Common 100%

Molex (Dalian) Logistics Co., Ltd.
China,
Common 100%

Molex Kiire Co., Ltd.
Kagoshima, Kyushu,
Percentage Ownership Interest 100%

Onamba Co., Ltd.
Japan,
Percentage Ownership Interest 3.5%

S’Next Japan Co. Ltd.
Japan,
Percentage Ownership Interest 99.05%

S’Next Philippines
Philippines,
Percentage Ownership Interest 100%

Molex Korea Co., Ltd.
South Korea,
Common 100%

Molex Conectores e Eletronicos Comercio e Servicos Ltda.
Brazil,
Common 99%

Molex Holding GmbH
Germany,
Percentage Ownership Interest 100%

Molex Polska Management SP z.o.o.
Poland,
Percentage Ownership Interest 100%

Molex Connectivity GmbH
Germany,
Common 100%

Molex Elektronik GmbH
Germany,
Common 100%

Molex GmbH (INACTIVE)
Germany,
Percentage Ownership Interest 0%

Dongguan Molex South-China Connector Co. Ltd.
China,
Percentage Ownership Interest 100%

Dongguan Molex Interconnect Co Ltd.
China,
Percentage Ownership Interest 100%

Molex-Tean
China,
Percentage Ownership Interest 75%

Molex Trading (Shanghai) Limited
Shanghai,
Common 99%

Molex Electronics Limited
New Brunswick,
Common 100%

G. Ostervig -Molex A/S
Denmark,
Common 30%

Hi-P International, Ltd.
Singapore,
Common 20.4%

MI European Holdings CV
Netherlands,
Percentage Ownership Interest 1%

Molex Vietnam Co., Ltd.
Vietnam,
Percentage Ownership Interest 100%

Molex Connector Corporation
Delaware,
Percentage Ownership Interest 100%

Molex (India) Private Limited
India,
Equity Shares 0.000004%

Molex Copper Flex Products, Inc.
Minnesota,
Percentage Ownership Interest 100%

Molex (India) Private Limited
India,
Equity Shares 0.000004%

Woodhead Industries, Inc.
Delaware,
Percentage Ownership Interest 100%

Woodhead Interconnect, Inc.
Delaware,
Percentage Ownership Interest 100%

Molex (India) Private Limited
India,

Equity Shares 0.000004%

WH One LLC
Delaware,
Percentage Ownership Interest 100%

Deerfield Partners CV
Netherlands,
Percentage Ownership Interest 1%

Woodhead International BV
Netherlands, Percentage Ownership Interest 100%

Woodhead Connectivity Limited
United Kingdom,
Percentage Ownership Interest 100%

Woodhead France SARL
France,
Percentage Ownership Interest 100%

Woodhead Software & Electronic SASU
France,
Percentage Ownership Interest 100%

Micromedia SA
France,
Percentage Ownership Interest 33.33%

WH Two LLC (INACTIVE)
Delaware,
Percentage Ownership Interest 0%

Deerfield Partners CV
Netherlands,
Percentage Ownership Interest 0.1%

Aero-Motive Company
Michigan,
Percentage Ownership Interest 100%

Central Rubber Company
Illinois,
Percentage Ownership Interest 100%

Daniel Woodhead Company
Delaware,
Percentage Ownership Interest 100%

Molex (India) Private Limited

India,
Equity Shares 0.000004%

DW Holding LLC
Delaware,
Percentage Ownership Interest 100%

Woodhead LP
Texas,
Percentage Ownership Interest 99%

Woodhead LP
Texas,
Percentage Ownership Interest 1%

Woodhead Asia Pte Ltd
Singapore,
Common 100%

Woodhead de Mexico S.A. de C.V.
Mexico,
Common 99.999998%

Woodhead Canada Limited
Nova Scotia,
Percentage Ownership Interest 100%

Deerfield Partners CV
Netherlands,
Percentage Ownership Interest 98.9%

Molex (India) Private Limited
India,
Equity Shares 0.000004%

Molex India Tooling PVT Limited
India,
Equity Shares 49%

Automotive Connectors India Private Ltd.
India,
Equity Shares 0.0002%

WH Two LLC
Delaware,
Percentage Ownership Interest 100%

Molex S.A. de C.V.
Mexico,
Common 100%

Molex Premise Networks Pty Ltd.
Australia,
Percentage Ownership Interest 100%

MPN EE sp zo.o
Poland,
Common 99%

Molex Premise Networks sp zo.o
Poland,
Common 100%

HCS Kablolama Sistemleri Sanayi ve Ticaret A.S.
Turkey,
Percentage Ownership Interest 40%

Molex Conectores e Eletronicos Comercio e Servicos Ltda.
Brazil,
Common 1%

Molex Trading (Shanghai) Limited
Shanghai,
Common 1%

Molex Knutzen Holding AS
Norway,
Common 25%

Polymicro Technologies, LLC
Delaware,
Percentage Ownership Interest 100%

Luxtera, Inc.
Delaware,
Ordinary 100%
End of Report
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